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                                                                      EXHIBIT 21

                   SUBSIDIARIES OF NEXTEL INTERNATIONAL, INC.

                              (as of March 1, 2000)

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                                   CORPORATION                                     JURISDICTION OF INCORPORATION
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
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McCaw International (Brazil), Ltd.                                                              VA
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     Airfone Holdings, Inc.                                                                     DE
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         Nextel S.A.                                                                          Brazil
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         Promobile Telecomunicacoes Ltda.(1)                                                  Brazil
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         Telemobile Telecomunicacoes Ltda.(2)                                                 Brazil
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         Nextel Telecomunicacoes Ltda.                                                        Brazil
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             Master-Tec Industria e Comercio de Productos Electronicos Ltda.                  Brazil
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              Nextel SME Ltda.                                                                Brazil
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         H-Telecom Ltda                                                                       Brazil
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     Telecomunicacoes Brastel, S.A. de C.V., Ltda.                                            Brazil
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     Butler Gorge International Corp.                                                   British Virgin Is.
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     Art Consult Global International S.A.                                              British Virgin Is.
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Nextel International (Services),Ltd.                                                            DE
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Nextel International (Delaware), Ltd.                                                           DE
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Nextel International (Mexico), Ltd.                                                             DE
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     Comunicaciones Nextel de Mexico, S.A. de C.V.                                            Mexico
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     Sistemas de Comunicaciones Troncales S.A. de C.V.                                        Mexico
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         Comunicacion Integral San Luis S.A. de C.V.                                          Mexico
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     Multifon S.A. de C.V.                                                                    Mexico
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     Comercializadora Protel S.A. de C.V.                                                     Mexico
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     Radiophone S.A. de C.V.                                                                  Mexico
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         Fonotransportes Nacionales S.A. de C.V.                                              Mexico
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         Arrendadora de Equipos Telecommunicaciones S.A. de C.V.                              Mexico
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         Teletransportes Nacionales, S.A. de C.V.                                             Mexico
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     Servicios Protel S.A. de C.V.                                                            Mexico
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     Nextel de Mexico S.A. de C.V.                                                            Mexico
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     Servicios de Radiocomunicacion Movil de Mexico S.A. de C.V.                              Mexico
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     Holding Protel, S.A. de C.V.                                                             Mexico
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     Clearnet Communications, Inc.                                                            Canada
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Nextel International (Holdings), Ltd.                                                       Cayman Is.
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


--------
(1) 51% conditionally transferred to Butler Gorge International Corp.

(2) 51% conditionally transferred to Butler Gorge International Corp.


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                                                                      EXHIBIT 21

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                                   CORPORATION                                    JURISDICTION OF INCORPORATION
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
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Nextel International (Argentina) LLC                                                       Cayman Is.
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Nextel International (Argentina), Ltd.                                                     Cayman Is.
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     Nextel Argentina, S.R.L.                                                               Argentina
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Nextel International (Indonesia) LLC                                                       Cayman Is.
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Nextel International (Peru) LLC                                                            Cayman Is.
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     Nextel del Peru, S.A.                                                                    Peru
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Nextel International (Philippines) LLC                                                     Cayman Is.
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     Top Mega Enterprises Limited                                                           Hong Kong
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         Nextel Communications Philippines, Inc.                                           Philippines
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         Gamboa Holdings, Inc.                                                             Philippines
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Nextel International Investment Company                                                        DE
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Nextel International (Japan), Ltd.                                                             DE
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     NextNet Co., Ltd.                                                                        Japan
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Shanghai CCT - McCaw Telecomunications Systems Co., Ltd.                            Peoples Republic of China
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     Shanghai GSM Project                                                           Peoples Republic of China
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Nextel International (Uruguay), Inc.                                                           DE
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